United States
Securities and Exchange Commission
Washington, D.C.  20549

Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

811-3181

(Investment Company Act File Number)

Federated Short-Intermediate Duration Municipal Trust
_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
(Address of Principal Executive Offices)

(412) 288-1900
(Registrant's Telephone Number)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)
(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 06/30/2011

Date of Reporting Period: 06/30/2011

Item 1.                      Reports to Stockholders

Annual Shareholder Report
June 30, 2011

Share Class	Ticker
A	FMTAX
IS	FSHIX
SS*	FSHSX

*Effective September 30, 2011, the Fund's Institutional Service Shares will be redesignated as Service Shares.

Federated Short-Intermediate Duration Municipal Trust

Fund Established 1981

Financial Highlights
Shareholder Expense Example
Management's Discussion of Fund Performance
Portfolio of Investments Summary Table
Portfolio of Investments
Statement of Assets and Liabilities
Statement of Operations
Statement of Changes in Net Assets
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Board of Trustees and Trust Officers
Evaluation and Approval of Advisory Contract
Voting Proxies on Fund Portfolio Securities
Quarterly Portfolio Schedule

Financial Highlights – Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended June 30,				Period Ended 6/30/2007[1]
	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.14	$9.95	$9.96	$10.07	$10.16
Income From Investment Operations:
Net investment income	0.14	0.17	0.29	0.31	0.17
Net realized and unrealized gain (loss) on investments	0.08	0.19	(0.01)	(0.11)	(0.09)
TOTAL FROM INVESTMENT OPERATIONS	0.22	0.36	0.28	0.20	0.08
Less Distributions:
Distributions from net investment income	(0.14)	(0.17)	(0.29)	(0.31)	(0.17)
Net Asset Value, End of Period	$10.22	$10.14	$9.95	$9.96	$10.07
Total Return[2]	2.20%	3.67%	2.83%	1.98%	0.78%
Ratios to Average Net Assets:
Net expenses	0.97%	0.98%	0.97%[3]	0.96%[3]	0.99%[4]
Net investment income	1.40%	1.44%	2.88%	3.06%	2.99%[4]
Expense waiver/reimbursement[5]	0.09%	0.11%	0.19%	0.20%	0.16%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$265,063	$322,085	$43,851	$37,370	$47,763
Portfolio turnover	37%	22%	15%	41%	32%[6]
1	Reflects operations for the period from December 11, 2006 (date of initial investment) to June 30, 2007.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized. As of October 31, 2007, the Fund changed from investing in a portfolio of tax-exempt securities with a dollar-weighted average portfolio maturity of less than three years to investing in a portfolio of tax-exempt securities with a dollar-weighted average portfolio duration of less than five years.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.97% and 0.96% for the years ended June 30, 2009 and 2008, respectively, after taking into account these expense reductions.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
6	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended June 30, 2007.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Institutional Shares

(For a Share Outstanding Throughout Each Period)

Year Ended June 30	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.14	$9.95	$9.96	$10.07	$10.07
Income From Investment Operations:
Net investment income	0.19	0.22	0.33	0.36	0.35
Net realized and unrealized gain (loss) on investments	0.08	0.19	(0.00)[1]	(0.11)	(0.00)[1]
TOTAL FROM INVESTMENT OPERATIONS	0.27	0.41	0.33	0.25	0.35
Less Distributions:
Distributions from net investment income	(0.19)	(0.22)	(0.34)	(0.36)	(0.35)
Net Asset Value, End of Period	$10.22	$10.14	$9.95	$9.96	$10.07
Total Return[2]	2.71%	4.19%	3.34%	2.47%	3.52%
Ratios to Average Net Assets:
Net expenses	0.47%	0.48%	0.48%[3]	0.48%[3]	0.48%
Net investment income	1.91%	2.15%	3.38%	3.54%	3.46%
Expense waiver/reimbursement[4]	0.23%	0.23%	0.32%	0.34%	0.28%
Supplemental Data:
Net assets, end of period (000 omitted)	$316,572	$292,024	$181,396	$146,567	$154,117
Portfolio turnover	37%	22%	15%	41%	32%
1	Represents less than $0.01.
2	Based on net asset value. As of October 31, 2007, the Fund changed from investing in a portfolio of tax-exempt securities with a dollar-weighted average portfolio maturity of less than three years to investing in a portfolio of tax-exempt securities with a dollar-weighted average portfolio duration of less than five years.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.48% and 0.48% for the years ended June 30, 2009 and 2008, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Institutional Service Shares

(For a Share Outstanding Throughout Each Period)

Year Ended June 30	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.14	$9.95	$9.96	$10.07	$10.07
Income From Investment Operations:
Net investment income	0.17	0.20	0.31	0.33	0.33
Net realized and unrealized gain (loss) on investments	0.08	0.19	(0.01)	(0.11)	(0.00)[1]
TOTAL FROM INVESTMENT OPERATIONS	0.25	0.39	0.30	0.22	0.33
Less Distributions:
Distributions from net investment income	(0.17)	(0.20)	(0.31)	(0.33)	(0.33)
Net Asset Value, End of Period	$10.22	$10.14	$9.95	$9.96	$10.07
Total Return[2]	2.49%	3.94%	3.10%	2.25%	3.29%
Ratios to Average Net Assets:
Net expenses	0.70%	0.71%	0.71%[3]	0.70%[3]	0.71%
Net investment income	1.68%	1.91%	3.16%	3.32%	3.25%
Expense waiver/reimbursement[4]	0.34%	0.38%	0.44%	0.45%	0.41%
Supplemental Data:
Net assets, end of period (000 omitted)	$44,705	$41,859	$20,366	$20,075	$23,045
Portfolio turnover	37%	22%	15%	41%	32%
1	Represents less than $0.01.
2	Based on net asset value. As of October 31, 2007, the Fund changed from investing in a portfolio of tax-exempt securities with a dollar-weighted average portfolio maturity of less than three years to investing in a portfolio of tax-exempt securities with a dollar-weighted average portfolio duration of less than five years.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.71% and 0.70% for the years ended June 30, 2009 and 2008, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2011 to June 30, 2011.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 1/1/2011	Ending Account Value 6/30/2011	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,022.70	$4.86
Institutional Shares	$1,000	$1,025.20	$2.31
Institutional Service Shares	$1,000	$1,024.20	$3.46
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.98	$4.86
Institutional Shares	$1,000	$1,022.51	$2.31
Institutional Service Shares	$1,000	$1,021.37	$3.46
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	0.97%
Institutional Shares	0.46%
Institutional Service Shares	0.69%
Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Management's Discussion of Fund Performance (unaudited)

The Fund's total return, based on net asset value, for the 12-month reporting period ended June 30, 2011, was 2.71% for the Institutional Shares, 2.49% for the Institutional Service Shares and 2.20% for the Class A Shares. The total return for the Barclays Capital 3-Year Municipal Bond Index (BC3MBI),1 a broad-based securities market index, was 2.48% during the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the BC3MBI.

The Fund's investment strategy focused on: (a) the effective duration of its portfolio (which indicates the portfolio's price sensitivity to interest rates);2 (b) sector allocation (i.e., allocation of the portfolio among securities with similar issuers); and (c) the credit rating of portfolio securities. These were the most significant factors affecting the Fund's performance relative to the BC3MBI.

1	The Fund's investment adviser has elected to change the Fund's broad-based securities market index to the S&P/Investortools Municipal Bond Short Intermediate Index (SPIMBSII) from the BC3MBI. The SPIMBSII is more representative of the securities in which the Fund invests. The total return for the SPIMBSII was 3.58% during the 12-month reporting period. The BC3MBI is the three-year (two-four) component of the Barclays Capital Municipal Bond Index (BCMBI). The BC3MBI and BCMBI are unmanaged market value-weighted indices for the long-term, tax-exempt bond market. To be included in the BC3MBI and BCMBI, bonds must have a minimum credit rating of Baa3, an outstanding par value of at least $7 million and been issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have an issue date after December 31, 1990, must be at least one year from their maturity date, and, to be included in the BC3MBI, have a maturity range of two to four years. The BC3MBI and BCMBI include zero-coupon bonds and bonds subject to the alternative minimum tax (AMT). The SPIMSBII consists of bonds in the S&P/Investortools Municipal Bond Index (“Main Index”) with a minimum maturity of one year and a maximum maturity of up to but not including eight years as measured from the monthly rebalancing date of the Main Index. The Main Index is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to the AMT. Eligibility criteria for inclusion in the Main Index include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or a local government or a state or local government entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor's Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The Main Index is rebalanced monthly. The indices described above are not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indices are unmanaged, and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
2	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
Annual Shareholder Report

The following discussion will focus on the performance of the Fund's Institutional Shares. The 2.71% total return for the Institutional Shares for the reporting period consisted of 1.92% of tax-exempt dividends and reinvestments, and 0.79% appreciation in the net asset value of the shares.3

Market Overview

During the 12-month reporting period, economic conditions expanded at a moderate pace and labor market conditions continued to gradually improve from weakened levels. The Federal Reserve's decisions to continue its asset purchase program and to maintain the federal funds rate at 0.0% to 0.25% were in line with market expectations. The housing sector continued to struggle and remained at depressed levels. However, commodity and energy prices rose significantly since last summer and as a result, inflation showed signs of picking up in recent months even though measures of underlying inflation continued to remain somewhat low.

In the tax-exempt municipal market, ratios of 5-year AAA-rated municipal yields to 5-year Treasury yields declined from a high of 117% in late 2010 to 72% at the end of June 2011 reflecting the outperformance of municipal bonds versus many taxable fixed income alternatives. In general, tax-exempt municipal credit spreads were mostly unchanged during the period as the yield difference between 5-year BBB-rated and AAA-rated municipal bonds remained at about 195 basis points over the reporting period. News headlines affected the municipal market as several market analysts released reports which predicted increases in municipal defaults and highlighted off balance sheet liabilities related to pensions and post retirement healthcare benefits. Also, the significant federal financial support programs for state governments, which were put in place to stimulate local economies and boost confidence, were wound down and municipal governments began the process of balancing their budgets through expenditure reductions and employee layoffs. The Build America Bonds program that provided an additional avenue for municipal borrowers to issue debt was discontinued by Congress.

Several negative implications for the strength and breadth of the U.S. recovery included the U.S. government's large budget imbalances and the difficult fiscal adjustments necessitated by them, the continued imbalances within the residential and commercial real estate markets and the economic crisis in the European Union including Greece, Spain, Italy, Portugal and Ireland.

3	Income may be subject to state and local taxes. The investment adviser normally (except as disclosed in the Fund's prospectus) will invest the Fund's assets entirely in securities whose interest is not subject to the AMT for individuals and corporations, such that, normally, distributions of annual interest income are exempt from the AMT (in addition to the federal regular income tax). However, in certain circumstances (such as, for example, when there is a lack of supply of non-AMT securities or there are advantageous market conditions, or there is a change in law relating to the AMT), to pursue the Fund's investment objective, the Fund's adviser may invest the Fund's assets in securities that may be subject to the AMT. When there is a lack of supply of non-AMT securities and/or other circumstances that exist, such circumstances may result in the Fund acquiring AMT securities that are consistent with the Fund's investment objective. These acquisitions may occur in the ordinary course or in connection with fund reorganization transactions (i.e., transactions in which the Fund acquires the portfolio securities of other mutual funds), an issuer bankruptcy or another event or circumstance. In such circumstances, interest from the Fund's investments may be subject to the AMT.
Annual Shareholder Report

Duration4

The Fund's dollar-weighted average duration at the end of the 12-month reporting period was 2.77 years. Duration management continued to be a significant component of the Fund's investment strategy. The shorter a fund's duration relative to an index, the less its net asset value will react as interest rates change. The Fund adjusted duration relative to the BC3MBI several times during the reporting period; it also made investments outside of the two-four year maturity range restriction of the BC3MBI. The short-intermediate portion of the tax-exempt municipal yield curve (bonds from four-eight years to maturity) outperformed bonds of shorter duration (zero-four years to maturity) during the period. As a result, the Fund's generally longer duration relative to the BC3MBI and the Fund's weighting in bonds with durations greater than four years, which comprised over 25% of the portfolio, had a significant and positive impact on Fund performance.

Sector

During the 12-month reporting period, the Fund maintained a higher portfolio allocation to securities issued by hospitals, public power authorities and industrial development and pollution control revenue entities. These allocations helped the Fund's performance, due to the outperformance within these sectors relative to the BC3MBI. The Fund was significantly underweight pre-refunded bonds collateralized by U.S. Treasury securities and, since this sector was an underperformer within the BC3MBI, this helped Fund performance.

The Fund selectively increased its exposure to highly rated general obligation bonds (or unrated securities of comparable quality) issued by states, cities and school districts and this allocation to investment-grade5,6 quality, tax-exempt municipal general obligation debt had a positive performance impact during the reporting period.

Credit Quality6

During the period, there was renewed concern over credit risk because of news headlines discussing the potential of increases in the default of municipal debt. In addition, the ratio of downgrades to upgrades by the municipal rating agencies increased. Despite these headlines, strong cash inflows to short-term municipal bond funds drove up demand for issues with higher yields, so debt rated BBB and A outperformed higher grade debt rated AA and AAA within the BC3MBI. The Fund's overweight in BBB and A quality debt and underweight in AAA quality debt, relative to BC3MBI, positively impacted performance during the period.

4	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management's Discussion of Fund Performance, duration is determined using a third-party analytical system.
5	Investment-grade securities are securities that are rated at least “BBB” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB” or unrated securities of a comparable quality.
6	Credit ratings pertain only to the securities in the portfolio and do not protect Fund shares against market risk. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT – CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated Short-Intermediate Duration Municipal Trust (Class A Shares) (the “Fund”) from December 11, 2006 (start of performance) to June 30, 2011, compared to the Barclays Capital 3-Year Municipal Bond Index (BC3MBI),2 the S&P/Investortools Municipal Bond Short Intermediate Index (SPIMBSII),2 the S&P/Investortools Municipal Bond 0-7 Years Investment Grade Non-AMT 5% Prerefunded Index (SPIMB7)3 and the Lipper Short Municipal Debt Funds Average (LSMDF).4

Average Annual Total Returns[5] for the Period Ended 6/30/2011
1 Year	1.20%
Start of Performance (12/11/2006)	2.29%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00%.

Annual Shareholder Report

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The Fund's performance assumes the reinvestment of all dividends and distributions. The BC3MBI, SPIMBSII, SPIMB7 and the LSMDF have been adjusted to reflect reinvestment of dividends on securities in the index and the average.
2	The Fund's investment adviser has elected to change the Fund's broad-based securities market index to the SPIMBSII from the BC3MBI. The SPIMBSII is more representative of the securities in which the Fund invests. The BC3MBI is the three-year (two-four) component of the Barclays Capital Municipal Bond Index (BCMBI). The BC3MBI and BCMBI are unmanaged market value-weighted indices for the long-term, tax-exempt bond market. To be included in the BC3MBI and BCMBI, bonds must have a minimum credit rating of Baa3, an outstanding par value of at least $7 million and been issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have an issue date after December 31, 1990, must be at least one year from their maturity date and, to be included in the BC3MBI, have a maturity range of two to four years. The BC3MBI and BCMBI include zero-coupon bonds and bonds subject to the AMT. The SPIMSBII consists of bonds in the S&P/Investortools Municipal Bond Index (“Main Index”) with a minimum maturity of one year and a maximum maturity of up to but not including eight years as measured from the monthly rebalancing date of the Main Index. The Main Index is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to the AMT. Eligibility criteria for inclusion in the Main Index include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or a local government or a state or local government entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor's Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The Main Index is rebalanced monthly. The indices described above are not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged, and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
3	The SPIMB7 represents the portion of the S&P/Investortools Municipal Bond Investment Grade Index (SPIBMIGI) composed solely of investment grade bonds (those with ratings higher than BBB-/Baa3) with remaining maturities of between zero and seven years that are not subject to AMT, 5% of which are pre-refunded. The SPIMBIGI is the investment-grade component of the Main Index. The SPIMB7 is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. The SPIMB7 is unmanaged, and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	The LSMDF represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a fund's performance.
5	Total returns quoted reflect all applicable sales charges.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT – INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated Short-Intermediate Duration Municipal Trust (Institutional Shares) (the “Fund”) from June 30, 2001 to June 30, 2011, compared to the Barclays Capital 3-Year Municipal Bond Index (BC3MBI),2 the S&P/Investortools Municipal Bond Short Intermediate Index (SPIMBSII),2 the S&P/Investortools Municipal Bond 0-7 Years Investment Grade Non-AMT 5% Prerefunded Index (SPIMB7)3 and the Lipper Short Municipal Debt Funds Average (LSMDF).4

Average Annual Total Returns for the Period Ended 6/30/2011
1 Year	2.71%
5 Year	3.24%
10 Years	2.95%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Annual Shareholder Report

1	Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The BC3MBI, SPIMBSII, SPIMB7 and the LSMDF have been adjusted to reflect reinvestment of dividends on securities in the index and the average.
2	The Fund's investment adviser has elected to change the Fund's broad-based securities market index to the SPIMBSII from the BC3MBI. The SPIMBSII is more representative of the securities in which the Fund invests. The BC3MBI is the three-year (two-four) component of the Barclays Capital Municipal Bond Index (BCMBI). The BC3MBI and BCMBI are unmanaged market value-weighted indices for the long-term, tax-exempt bond market. To be included in the BC3MBI and BCMBI, bonds must have a minimum credit rating of Baa3, an outstanding par value of at least $7 million and been issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have an issue date after December 31, 1990, must be at least one year from their maturity date and, to be included in the BC3MBI, have a maturity range of two to four years. The BC3MBI and BCMBI include zero-coupon bonds and bonds subject to the AMT. The SPIMSBII consists of bonds in the S&P/Investortools Municipal Bond Index (“Main Index”) with a minimum maturity of one year and a maximum maturity of up to but not including eight years as measured from the monthly rebalancing date of the Main Index. The Main Index is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to the AMT. Eligibility criteria for inclusion in the Main Index include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or a local government or a state or local government entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor's Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The Main Index is rebalanced monthly. The indices described above are not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged, and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
3	The SPIMB7 represents the portion of the S&P/Investortools Municipal Bond Investment Grade Index (SPIBMIGI) composed solely of investment grade bonds (those with ratings higher than BBB-/Baa3) with remaining maturities of between zero and seven years that are not subject to AMT, 5% of which are pre-refunded. The SPIMBIGI is the investment-grade component of the Main Index. The SPIMB7 is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. The SPIMB7 is unmanaged, and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	The LSMDF represents the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT – INSTITUTIONAL service SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated Short-Intermediate Duration Municipal Trust (Institutional Service Shares) (the “Fund”) from June 30, 2001 to June 30, 2011, compared to the Barclays Capital 3-Year Municipal Bond Index (BC3MBI),2 the S&P/Investortools Municipal Bond Short Intermediate Index (SPIMBSII),2 the S&P/Investortools Municipal Bond 0-7 Years Investment Grade Non-AMT 5% Prerefunded Index (SPIMB7)3 and the Lipper Short Municipal Debt Funds Average (LSMDF).4

Average Annual Total Returns for the Period Ended 6/30/2011
1 Year	2.49%
5 Year	3.01%
10 Years	2.71%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Annual Shareholder Report

1	Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The BC3MBI, SPIMBSII, SPIMB7 and the LSMDF have been adjusted to reflect reinvestment of dividends on securities in the index and the average.
2	The Fund's investment adviser has elected to change the Fund's broad-based securities market index to the SPIMBSII from the BC3MBI. The SPIMBSII is more representative of the securities in which the Fund invests. The BC3MBI is the three-year (two-four) component of the Barclays Capital Municipal Bond Index (BCMBI). The BC3MBI and BCMBI are unmanaged market value-weighted indices for the long-term, tax-exempt bond market. To be included in the BC3MBI and BCMBI, bonds must have a minimum credit rating of Baa3, an outstanding par value of at least $7 million and been issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have an issue date after December 31, 1990, must be at least one year from their maturity date and, to be included in the BC3MBI, have a maturity range of two to four years. The BC3MBI and BCMBI include zero-coupon bonds and bonds subject to the AMT. The SPIMSBII consists of bonds in the S&P/Investortools Municipal Bond Index (“Main Index”) with a minimum maturity of one year and a maximum maturity of up to but not including eight years as measured from the monthly rebalancing date of the Main Index. The Main Index is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to the AMT. Eligibility criteria for inclusion in the Main Index include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or a local government or a state or local government entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor's Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The Main Index is rebalanced monthly. The indices described above are not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged, and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
3	The SPIMB7 represents the portion of the S&P/Investortools Municipal Bond Investment Grade Index (SPIBMIGI) composed solely of investment grade bonds (those with ratings higher than BBB-/Baa3) with remaining maturities of between zero and seven years that are not subject to AMT, 5% of which are pre-refunded. The SPIMBIGI is the investment-grade component of the Main Index. The SPIMB7 is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. The SPIMB7 is unmanaged, and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	The LSMDF represents the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)

At June 30, 2011, the Fund's sector composition1 was as follows:

Sector Composition	Percentage of Total Net Assets
General Obligation — Local	15.9%
Hospital	13.7%
Public Power	13.5%
General Obligation — State	13.2%
Electric & Gas	9.1%
Industrial Development/Pollution Control	8.0%
Transportation	6.7%
Water & Sewer	5.5%
Special Tax	4.3%
Education	3.2%
Other[2]	7.0%
Other Assets and Liabilities — Net[3]	(0.1)%
TOTAL	100.0%
1	Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. For securities that have been enhanced by a third-party, including bond insurers and banks, sector classifications are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser.
2	For purposes of this table, sector classifications constitute 93.1% of the Fund's total net assets. Remaining sectors have been aggregated under the designation “Other.”
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments

June 30, 2011

Principal Amount		Value
	MUNICIPAL BONDS – 94.4%
	Alabama – 4.8%
$3,920,000	Alabama State Public School & College Authority, Capital Improvement Refunding Bonds (Series 2009A), 5.00% (United States Treasury COL), 5/1/2014	4,360,138
500,000	Health Care Authority for Baptist Health, AL, Revenue Bonds (Series 2006D), 5.00%, 11/15/2011	505,265
550,000	Health Care Authority for Baptist Health, AL, Revenue Bonds (Series 2006D), 5.00%, 11/15/2012	568,342
1,000,000	Mobile, AL IDB, PCR Refunding Bonds (Series 1994A), 4.65% (International Paper Co.), 12/1/2011	1,011,270
8,000,000	Mobile, AL IDB, PCRBs (Series 2007C), 5.00% TOBs (Alabama Power Co.) Mandatory Tender 3/19/2015	8,854,080
1,000,000	Montgomery, AL Medical Clinic Board, Health Care Facility Revenue Bonds (Series 2006), 4.50% (Jackson Hospital & Clinic, Inc.), 3/1/2012	1,008,690
1,000,000	Montgomery, AL Medical Clinic Board, Health Care Facility Revenue Bonds (Series 2006), 4.50% (Jackson Hospital & Clinic, Inc.), 3/1/2013	1,020,160
1,170,000	Montgomery, AL Medical Clinic Board, Health Care Facility Revenue Bonds (Series 2006), 4.50% (Jackson Hospital & Clinic, Inc.), 3/1/2014	1,202,737
895,000	Saraland, AL, GO Warrants, 3.50%, 1/1/2013	930,343
925,000	Saraland, AL, GO Warrants, 4.00%, 1/1/2014	990,564
960,000	Saraland, AL, GO Warrants, 4.50%, 1/1/2015	1,061,731
2,355,000	Tuscaloosa, AL, GO Warrants (Series 2010-B), 5.00%, 2/15/2014	2,604,442
2,470,000	Tuscaloosa, AL, GO Warrants (Series 2010-B), 5.00%, 2/15/2015	2,797,695
2,600,000	Tuscaloosa, AL, GO Warrants (Series 2010-B), 5.00%, 2/15/2016	3,000,062
	TOTAL	29,915,519
	Alaska – 0.2%
1,000,000	North Slope Borough, AK, UT GO Bonds, 5.00%, 6/30/2012	1,047,510
	Arizona – 2.4%
3,500,000	Arizona State, COP (Series 2010A), 5.00% (Assured Guaranty Corp. INS), 10/1/2015	3,864,490
3,000,000	Maricopa County, AZ Pollution Control Corp., PCR Refunding Bonds (Series 2010A), 4.00% TOBs (Public Service Co., NM), Mandatory Tender 6/1/2015	3,009,660
7,260,000	Salt River Project, AZ Agricultural Improvement & Power District, COPs, 5.00% (National Re Holdings Corp. INS), 12/1/2015	7,854,812
	TOTAL	14,728,962
Annual Shareholder Report

Principal Amount			Value
		Arkansas – 0.3%
$500,000		Beaver Water District of Benton and Washington Counties, AR, Revenue Refunding Bonds (Series 2010), 3.00%, 11/15/2017	520,335
1,190,000		Jefferson County, AR, PCR Refunding Bonds (Series 2006), 4.60% (Entergy Arkansas, Inc.), 10/1/2017	1,191,630
		TOTAL	1,711,965
		California – 10.7%
500,000		California Health Facilities Financing Authority, 5.00% (Adventist Health System/West), 3/1/2014	539,655
200,000		California Health Facilities Financing Authority, Insured Revenue Bonds (Series 2006), 4.25% (California-Nevada Methodist Homes)/(California Mortgage Insurance GTD), 7/1/2011	200,018
1,500,000		California Health Facilities Financing Authority, Revenue Bonds (Series 2009B), 4.50% (St. Joseph Health System), 7/1/2013	1,593,060
1,500,000		California Health Facilities Financing Authority, Revenue Bonds (Series 2009B), 5.00% (St. Joseph Health System), 7/1/2014	1,638,315
4,000,000		California Health Facilities Financing Authority, Variable Rate Health Facility Revenue Bonds (Series 2009G), 5.00% TOBs (Catholic Healthcare West), Mandatory Tender 7/1/2014	4,354,160
3,500,000		California Municipal Finance Authority, Revenue Bonds, 1.50% TOBs (Republic Services, Inc.), Mandatory Tender 7/1/2011	3,500,000
2,000,000		California Municipal Finance Authority, Solid Waste Disposal Revenue Bonds (Series 2004), 3.00% (Waste Management, Inc.), 9/1/2014	2,055,500
8,000,000	[1]	California Municipal Finance Authority, Solid Waste Disposal Revenue Bonds (Series 2009A), 2.375% TOBs (Waste Management, Inc.), Mandatory Tender 2/1/2013	8,040,320
5,000,000		California PCFA, Solid Waste Disposal Refunding Revenue Bonds (Series 1998B), 3.625% (Waste Management, Inc.), 6/1/2018	5,000,000
5,000,000		California State Department of Water Resources Power Supply Program, Power Supply Revenue Bonds (Series 2010L), 5.00%, 5/1/2014	5,575,250
5,000,000		California State Department of Water Resources Power Supply Program, Power Supply Revenue Bonds (Series 2010L), 5.00%, 5/1/2015	5,719,100
4,375,000		California State, Refunding Economic Recovery Bonds (Series 2009B), 5.00% TOBs (California State Fiscal Recovery Fund), Mandatory Tender 7/1/2014	4,881,756
3,975,000		California Statewide CDA, Revenue Bonds (Series 2009A), 5.00% (Kaiser Permanente), 4/1/2013	4,274,397
1,500,000		Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Asset-Backed Bonds (Series 2007A-1), 5.00%, 6/1/2012	1,530,840
4,195,000		Los Angeles, CA USDT, Refunding COPs (Series 2010A), 5.00%, 12/1/2015	4,604,055
Annual Shareholder Report

Principal Amount			Value
$11,485,000		San Francisco, CA Public Utilities Commission (Water Enterprise), Water Revenue Bonds (Series 2010DE), 5.00%, 11/1/2017	13,535,302
		TOTAL	67,041,728
		Colorado – 1.9%
2,295,000		Adonea, CO Metropolitan District No. 2, Revenue Bonds (Series 2005B), 4.375% (Compass Bank, Birmingham LOC)/(Original Issue Yield: 4.50%), 12/1/2015	2,209,626
100,000		Beacon Point, CO Metropolitan District, Revenue Bonds (Series 2005B), 4.375% (Compass Bank, Birmingham LOC)/(Original Issue Yield: 4.50%), 12/1/2015	99,851
1,300,000		Colorado Health Facilities Authority, Revenue Bonds (Series 2005), 5.00% (Covenant Retirement Communities, Inc.), 12/1/2011	1,310,452
2,135,000		Colorado Health Facilities Authority, Revenue Bonds (Series 2005), 5.00% (Covenant Retirement Communities, Inc.), 12/1/2012	2,184,937
2,900,000		Colorado Health Facilities Authority, Revenue Bonds (Series 2009B), 5.00% TOBs (Catholic Health Initiatives), Mandatory Tender 11/11/2014	3,248,638
2,705,000		Denver, CO Convention Center Hotel Authority, Senior Refunding Revenue Bonds, 5.00% (Syncora Guarantee, INC. INS), 12/1/2011	2,728,074
		TOTAL	11,781,578
		Connecticut – 1.3%
2,630,000		Connecticut State, Refunding UT GO Bonds (Series 2001E), 5.00%, 11/15/2011	2,677,235
5,000,000		Connecticut State, UT GO Bonds (Series 2010C), 5.00%, 12/1/2013	5,524,450
		TOTAL	8,201,685
		District of Columbia – 0.5%
2,000,000		District of Columbia Revenue, University Refunding Revenue Bonds (Series 2009A), 5.00% (Georgetown University), 4/1/2015	2,192,120
1,000,000		District of Columbia, Ballpark Revenue Bonds (Series 2006B-1), 5.00% (FGIC and National Public Finance Guarantee Corporation INS), 2/1/2012	1,020,140
		TOTAL	3,212,260
		Florida – 5.8%
7,245,000		Florida State Board of Education, UT GO Capital Outlay Refunding Bonds (Series 2010A), 5.00% (Florida State), 6/1/2017	8,473,245
2,000,000		Halifax Hospital Medical Center, FL, Hospital Revenue Refunding & Improvement (Series 2006A), 5.25%, 6/1/2015	2,187,880
1,000,000		Halifax Hospital Medical Center, FL, Hospital Revenue Refunding & Improvement Bonds (Series 2006A), 5.00%, 6/1/2012	1,032,120
5,000,000	[3]	Lakeland, FL Energy Systems, Variable Rate Energy System Refunding Bonds (Series 2009), 1.19%, 10/1/2014	5,001,300
7,800,000		Miami-Dade County, FL School Board, COPs (Series 2011B), 5.00% TOBs, Mandatory Tender 5/1/2016	8,448,492
Annual Shareholder Report

Principal Amount		Value
$3,445,000	Miami-Dade County, FL Transit System, Sales Surtax Revenue Bonds (Series 2006), 5.00% (Syncora Guarantee, Inc. INS), 7/1/2011	3,445,413
3,000,000	Okeechobee County, FL, Solid Waste Disposal Revenue Bonds (Series 2004A), 2.625% TOBs (Waste Management, Inc.), Mandatory Tender 1/2/2013	3,027,660
1,500,000	Orlando, FL Utilities Commission, Utility System Revenue Refunding Bonds (Series 2011B), 5.00%, 10/1/2018	1,749,120
1,000,000	Orlando, FL, Senior Tourist Development Tax Revenue Bonds (Series 2008A), 5.00% (6th Cent Contract Payments)/(Assured Guaranty Corp. INS), 11/1/2013	1,056,840
1,000,000	Orlando, FL, Senior Tourist Development Tax Revenue Bonds (Series 2008A), 5.00% (6th Cent Contract Payments)/(Assured Guaranty Corp. INS), 11/1/2014	1,070,620
640,000	Volusia County, FL Education Facility Authority, Educational Facilities Refunding Revenue Bonds (Series 2005), 5.00% (Embry-Riddle Aeronautical University, Inc.)/(Radian Asset Assurance, Inc. INS), 10/15/2011	645,792
	TOTAL	36,138,482
	Georgia – 2.2%
2,500,000	Atlanta, GA Airport Passenger Facilities Charge Revenue, Subordinate Lien General Revenue Bonds (Series 2010B), 5.00%, 1/1/2018	2,791,825
3,000,000	Atlanta, GA Water & Wastewater, Revenue Bonds (Series 1999A), 5.50% (FGIC and National Public Finance Guarantee Corporation INS), 11/1/2012	3,190,440
2,665,000	Burke County, GA Development Authority, PCRBs (Series 2011A), 2.50% TOBs (Oglethorpe Power Corp.), Mandatory Tender 3/1/2013	2,723,444
2,000,000	Georgia State Road and Tollway Authority, Federal Highway Grant Anticipation Revenue Bonds (Series 2009-A), 5.00%, 6/1/2012	2,086,460
1,000,000	Municipal Electric Authority of Georgia, Project One Subordinated Bonds (Series 2008A), 5.00%, 1/1/2012	1,022,360
2,000,000	Public Gas Partners, Inc., GA, Gas Project Revenue Bonds (Gas Supply Pool No. 1 Series 2009A), 5.00%, 10/1/2015	2,178,700
	TOTAL	13,993,229
	Illinois – 3.5%
3,500,000	Chicago, IL Midway Airport, Second Lien Revenue Bonds (Series 2010B), 5.00% TOBs, Mandatory Tender 1/1/2015	3,812,585
1,875,000	Chicago, IL O'Hare International Airport, General Airport Third Lien Revenue Bonds (Series 2011B), 5.00%, 1/1/2018	2,083,350
2,000,000	Chicago, IL Water Revenue, Second Lien Water Refunding Revenue Bonds (Series 2008), 5.00% (Assured Guaranty Municipal Corp. INS), 11/1/2015	2,282,180
2,000,000	Illinois Finance Authority, Gas Supply Refunding Revenue Bonds (Series 2010), 2.125% TOBs (Peoples Gas Light & Coke Co.), Mandatory Tender 7/1/2014	2,001,440
Annual Shareholder Report

Principal Amount		Value
$800,000	Illinois Finance Authority, Revenue Refunding Bonds (Series 2006A), 5.00% (Lutheran Hillside Village), 2/1/2012	808,120
1,510,000	Illinois State Sales Tax, Sales Tax Revenue Bonds (Junior Obligation Series June 2010), 5.00%, 6/15/2013	1,629,018
1,350,000	Illinois State, GO Refunding Bonds (Series February 2010), 5.00%, 1/1/2012	1,375,083
3,990,000	Illinois State, GO Refunding Bonds (Series February 2010), 5.00%, 1/1/2013	4,193,091
1,000,000	Quincy, IL, Revenue Refunding Bonds (Series 2007), 5.00% (Blessing Hospital), 11/15/2011	1,011,040
2,680,000	Railsplitter Tobacco Settlement Authority, IL, Tobacco Settlement Revenue Bonds (Series 2010), 5.00%, 6/1/2017	2,850,421
	TOTAL	22,046,328
	Indiana – 3.7%
2,500,000	Indiana Health Facility Financing Authority, Revenue Bonds (Series 2005A-8), 5.00% TOBs (Ascension Health Subordinate Credit Group), Mandatory Tender 7/28/2016	2,843,925
4,000,000	Indiana Health Facility Financing Authority, Revenue Bonds (Series 2005A-9), 5.00% TOBs (Ascension Health Subordinate Credit Group) Mandatory Tender 6/1/2017	4,507,560
1,270,000	Indiana State Finance Authority, Environmental Facilities Refunding Revenue Bonds (Series 2009B), 4.90% (Indianapolis, IN Power & Light Co.), 1/1/2016	1,388,275
1,000,000	Jasper County, IN, PCR Refunding Bonds (Series 1994B), 5.20% (Northern Indiana Public Service Company)/(National Public Finance Guarantee Corporation INS), 6/1/2013	1,055,700
2,000,000	Purdue University, IN, Student Fee Bonds (Series 2010Y), 4.00%, 7/1/2013	2,139,740
900,000	Purdue University, IN, Student Fee Bonds (Series 2010Y), 4.50%, 7/1/2015	1,017,243
1,500,000	St. Joseph County, IN, Variable Rate Educational Facilities Revenue Bonds (Series 2005), 3.875% TOBs (University of Notre Dame), Mandatory Tender 3/1/2012	1,529,505
5,000,000	Whiting, IN Environmental Facilities, Bonds (Series 2005), 5.00% (BP PLC), 7/1/2017	5,513,550
3,000,000	Whiting, IN Environmental Facilities, Revenue Bonds (Series 2009), 5.25% (BP PLC), 1/1/2021	3,241,560
	TOTAL	23,237,058
	Iowa – 0.3%
1,000,000	Iowa Finance Authority, Health Facilities Development Revenue Refunding Bonds (Series 2006A), 5.25% (Care Initiatives), 7/1/2011	999,980
1,000,000	Iowa Finance Authority, PCR Refunding Bonds (Series 2005), 5.00% (Interstate Power and Light Co.)/(FGIC INS), 7/1/2014	1,086,400
	TOTAL	2,086,380
Annual Shareholder Report

Principal Amount		Value
	Kansas – 0.6%
$350,000	Lawrence, KS, Hospital Revenue Bonds (Series 2006), 5.00% (Lawrence Memorial Hospital), 7/1/2012	362,645
3,165,000	Wichita, KS Water & Sewer Utility, Refunding Revenue Bonds (Series 2005A), 5.00% (FGIC and National Public Finance Guarantee Corporation INS), 10/1/2011	3,202,632
	TOTAL	3,565,277
	Louisiana – 1.3%
2,000,000	DeSoto Parish, LA, PCR Refunding Bonds (Series 2010), 3.25% TOBs (Southwestern Electric Power Co.), Mandatory Tender 1/2/2015	2,048,020
6,000,000	Louisiana State Offshore Terminal Authority, Deepwater Port Revenue Bonds (Series 2010B-2), 2.10% TOBs (Loop LLC), Mandatory Tender 10/1/2014	6,027,240
	TOTAL	8,075,260
	Massachusetts – 3.2%
2,000,000	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds (Series 2010B), 5.00%, 1/1/2015	2,222,080
1,000,000	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds (Series 2010B), 5.00%, 1/1/2017	1,125,590
1,000,000	Massachusetts HEFA, Revenue Bonds (Series 2008 T-2), 4.10% TOBs (Northeastern University), Mandatory Tender 4/19/2012	1,030,060
1,875,000	Massachusetts Municipal Wholesale Electric Co., Power Supply Project Revenue Bonds, Nuclear Project 3 (Series 2011), 5.00%, 7/1/2015	2,089,575
2,120,000	Massachusetts Municipal Wholesale Electric Co., Power Supply Project Revenue Bonds, Project 6 (Series 2011), 5.00%, 7/1/2017	2,369,842
8,500,000	Massachusetts State HFA, Construction Loan Notes (Series 2009D), 5.00%, 9/1/2012	8,845,015
2,000,000	Massachusetts State SO, Dedicated Tax Revenue Bonds, 5.25% (United States Treasury Agency PRF 1/1/2014@100), 1/1/2020	2,217,460
	TOTAL	19,899,622
	Michigan – 3.3%
1,375,000	Grand Rapids, MI Water Supply System, Refunding Revenue Bonds (Series 2010), 5.00%, 1/1/2016	1,587,671
1,500,000	Grand Rapids, MI Water Supply System, Refunding Revenue Bonds (Series 2010), 5.00%, 1/1/2017	1,746,990
750,000	Michigan State Hospital Finance Authority, Hospital Revenue and Refunding Bonds (Series 2006A), 5.00% (Henry Ford Health System, MI), 11/15/2012	785,790
1,000,000	Michigan State Hospital Finance Authority, Revenue Bonds (Series 2010B), 5.00% (Ascension Health Credit Group), 11/15/2016	1,136,840
3,335,000	Michigan State Hospital Finance Authority, Variable Rate Revenue Bonds (Series 1999B-3), 2.00% TOBs (Ascension Health Credit Group), Mandatory Tender 8/1/2014	3,386,593
Annual Shareholder Report

Principal Amount		Value
$1,500,000	Michigan State South Central Power Agency, Power Supply Revenue Refunding Bonds, 4.50% (AMBAC INS), 11/1/2011	1,519,035
3,000,000	Michigan State Strategic Fund, Solid Waste Disposal LT Obligation Revenue Refunding Bonds (Series 2004), 2.80% (Waste Management, Inc.), 12/1/2013	3,038,250
1,000,000	Michigan State Trunk Line, Revenue Bonds, 5.25% (FGIC INS)/(National Public Finance Guarantee Corporation LOC), 11/1/2013	1,096,190
1,000,000	Michigan Strategic Fund, LT Obligation Revenue Bonds (Series 2011), 5.00% (Michigan State), 10/15/2019	1,077,380
1,170,000	Michigan Strategic Fund, LT Obligation Revenue Bonds (Series 2011), 5.00% (Michigan State), 10/15/2020	1,244,751
1,230,000	Michigan Strategic Fund, Variable Rate Limited Obligation Refunding Revenue Bonds (Series 2009CT), 3.05% TOBs (Detroit Edison Co.), Mandatory Tender 12/3/2012	1,256,384
2,000,000	Western Townships MI, Utilities Authority, Sewage Disposal System Refunding LT GO Bonds (Series 2009), 3.00%, 1/1/2012	2,024,980
1,000,000	Western Townships MI, Utilities Authority, Sewage Disposal System Refunding LT GO Bonds (Series 2009), 4.00%, 1/1/2013	1,043,260
	TOTAL	20,944,114
	Minnesota – 0.4%
2,000,000	Nobles County, MN, UT GO Temporary Water System Bonds (Series 2009C), 3.00% (Minnesota State GTD), 8/1/2012	2,053,260
300,000	St. Paul, MN Housing & Redevelopment Authority, Health Care Facility Revenue Bonds (Series 2006), 5.00% (HealthPartners Obligated Group), 5/15/2012	308,601
225,000	St. Paul, MN Housing & Redevelopment Authority, Health Care Revenue Bonds (Series 2005), 5.00% (Gillette Children's Specialty Healthcare), 2/1/2012	227,414
	TOTAL	2,589,275
	Mississippi – 1.5%
3,185,000	Mississippi Development Bank, SO Bonds (Series 2010A), 5.00%, 1/1/2014	3,486,651
1,000,000	Mississippi Development Bank, Wilkinson County Correctional Facility Refunding Bonds (Series 2008D), 5.00% (Mississippi State Department of Corrections)/(United States Treasury COL), 8/1/2012	1,050,430
1,000,000	Mississippi Development Bank, Wilkinson County Correctional Facility Refunding Bonds (Series 2008D), 5.00% (Mississippi State Department of Corrections)/(United States Treasury COL), 8/1/2015	1,157,050
3,250,000	Mississippi Hospital Equipment & Facilities Authority, Revenue Bonds (2010 Series 1), 5.00% (North Mississippi Health Services), 10/1/2017	3,705,390
	TOTAL	9,399,521
Annual Shareholder Report

Principal Amount		Value
	Missouri – 0.6%
$1,000,000	Kirkwood, MO IDA, Tax-Exempt Mandatory Paydown Securities-50 (Series 2010C-3), 6.50% (Aberdeen Heights Project), 5/15/2015	1,000,560
1,185,000	Missouri State HEFA, Senior Living Facilities Revenue Bonds (Series 2007A), 5.00% (Lutheran Senior Services), 2/1/2012	1,202,562
1,240,000	Missouri State HEFA, Senior Living Facilities Revenue Bonds (Series 2007A), 5.00% (Lutheran Senior Services), 2/1/2013	1,282,098
	TOTAL	3,485,220
	Nebraska – 0.5%
730,000	Lancaster County, NE Hospital Authority No. 1, 5.00% (BryanLGH Health System), 6/1/2012	754,470
570,000	Nebraska Public Power District, General Revenue Bonds (Series 2011A), 4.00%, 1/1/2015	621,306
570,000	Nebraska Public Power District, General Revenue Bonds (Series 2011A), 5.00%, 1/1/2016	652,268
850,000	Nebraska Public Power District, General Revenue Bonds (Series 2011A), 5.00%, 1/1/2017	975,086
	TOTAL	3,003,130
	Nevada – 0.9%
3,875,000	Clark County, NV Airport System, Passenger Facility Charge Refunding Revenue Bonds (Series 2010F-1), 5.00%, 7/1/2014	4,235,298
1,000,000	Clark County, NV, IDRB (Series 2003C), 5.450% TOBs (Southwest Gas Corp.), Mandatory Tender 3/1/2013	1,058,560
425,000	Henderson, NV, Health Facility Revenue Bonds (Series 2007B), 5.00% (Catholic Healthcare West), 7/1/2013	451,031
	TOTAL	5,744,889
	New Jersey – 0.3%
2,000,000	New Jersey EDA, School Facilities Construction Refunding Revenue Bonds (Series 2008W), 5.00% (New Jersey State), 3/1/2014	2,161,080
	New Mexico – 0.6%
2,450,000	Farmington, NM, Refunding Revenue Bonds (Series 2002A), 4.00% TOBs (El Paso Electric Co.)/(FGIC INS), Mandatory Tender 8/1/2012	2,454,141
1,085,000	Sandoval County, NM, Incentive Payment Refunding Revenue Bonds (Series 2005), 4.00% (Intel Corp.), 6/1/2015	1,122,541
	TOTAL	3,576,682
	New York – 7.4%
2,500,000	Erie County, NY IDA, School Facility Refunding Revenue Bonds (Series 2011B), 5.00% (Buffalo, NY City School District), 5/1/2018	2,839,450
1,000,000	Long Island Power Authority, NY, Electric System General Revenue Bonds (Series 2010A), 5.00%, 5/1/2014	1,104,070
1,000,000	Long Island Power Authority, NY, Electric System General Revenue Bonds (Series 2010A), 5.00%, 5/1/2015	1,127,190
Annual Shareholder Report

Principal Amount		Value
$2,000,000	Metropolitan Transportation Authority, NY, Transportation Revenue Bonds (Series 2005D), 5.00% (MTA Transportation Revenue), 11/15/2016	2,287,400
1,000,000	Metropolitan Transportation Authority, NY, Transportation Revenue Bonds (Series 2005G), 5.00% (MTA Transportation Revenue), 11/15/2017	1,137,610
2,165,000	Nassau County, NY, Refunding UT GO Bonds (Series 2009E), 4.00%, 6/1/2013	2,274,008
3,825,000	New York City, NY TFA, Future Tax Secured Bonds (Series 2010I-2), 5.00%, 11/1/2017	4,501,604
2,055,000	New York City, NY, UT GO Bonds (Fiscal 2010 Series C), 5.00%, 8/1/2013	2,236,908
3,000,000	New York City, NY, UT GO Bonds (Fiscal 2011 Series B), 5.00%, 8/1/2017	3,491,220
2,655,000	New York City, NY, UT GO Bonds (Series 2005O), 5.00%, 6/1/2013	2,872,179
1,345,000	New York City, NY, UT GO Bonds (Series A), 5.00%, 8/1/2016	1,560,792
4,000,000	New York State Dormitory Authority, Revenue Bonds (Series 2011A), 5.00% (School District Financing Program), 10/1/2016	4,536,000
8,000,000	New York State Urban Development Corp., Service Contract Revenue Refunding Bonds (Series 2010B), 5.00%, 1/1/2016	9,095,040
3,000,000	New York State, Refunding UT GO Bonds (Series 2011C), 5.00%, 9/1/2014	3,381,330
4,000,000	Triborough Bridge & Tunnel Authority, NY, General Revenue Mandatory Tender Bonds (Series 2009A-1), 4.00% TOBs, Mandatory Tender 11/15/2012	4,190,320
	TOTAL	46,635,121
	North Carolina – 2.9%
1,145,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds (Series 2010A), 5.00%, 1/1/2015	1,269,255
1,000,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, 5.00% (Assured Guaranty Corp. INS), 1/1/2013	1,059,360
2,840,000	North Carolina Eastern Municipal Power Agency, Refunding Revenue Bonds (Series 2003F), 5.50%, 1/1/2014	3,123,176
725,000	North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue Bonds (Series 2006A), 5.00% (The Pines at Davidson), 1/1/2012	737,332
2,550,000	North Carolina Medical Care Commission, Hospital Revenue Refunding Bonds (Series 2010), 5.00% (North Carolina Baptist), 6/1/2014	2,840,165
1,245,000	North Carolina Medical Care Commission, Hospital Revenue Refunding Bonds (Series 2010), 5.00% (North Carolina Baptist), 6/1/2015	1,397,513
Annual Shareholder Report

Principal Amount		Value
$3,000,000	North Carolina State, UT GO Bonds (Series 2003), 5.00%, 5/1/2012	3,119,640
2,000,000	North Carolina State, UT GO Bonds (Series 2006A), 5.00%, 6/1/2014	2,248,200
2,000,000	Wake County, NC, Public Improvement UT GO Bonds, 5.00%, 3/1/2015	2,287,820
	TOTAL	18,082,461
	Ohio – 5.9%
2,000,000	Buckeye Tobacco Settlement Financing Authority, OH, Tobacco Settlement Asset-Backed Bonds (Series 2007A-2), 5.00%, 6/1/2014	2,065,100
1,800,000	Cleveland, OH Public Power System, Revenue Refunding Bonds (Series 2010), 5.00%, 11/15/2016	2,009,232
2,685,000	Cleveland, OH Public Power System, Revenue Refunding Bonds (Series 2010), 5.00%, 11/15/2017	2,976,323
1,100,000	Lucas County, OH, Adjustable Rate Demand Health Care Facilities Revenue Bonds (Series 2002), 3.00% TOBs (Franciscan Care Center)/(JPMorgan Chase Bank, N.A. LOC) Optional Tender 3/1/2014	1,102,167
2,000,000	Ohio State Air Quality Development Authority, Air Quality Revenue Refunding Bonds (Series 2009A), 3.875% TOBs (Columbus Southern Power Company), Mandatory Tender 6/1/2014	2,057,740
8,630,000	Ohio State Air Quality Development Authority, PCR Refunding Bonds (Series 2006A), 2.25% TOBs (FirstEnergy Solutions Corp.), Mandatory Tender 6/3/2013	8,727,519
2,000,000	Ohio State Air Quality Development Authority, PCR Refunding Bonds (Series 2009-A), 5.70% (FirstEnergy Solutions Corp.), 2/1/2014	2,148,280
4,000,000	Ohio State Air Quality Development Authority, PCR Refunding Bonds (Series 2009-D), 4.75% TOBs (FirstEnergy Solutions Corp.), Mandatory Tender 8/1/2012	4,142,120
795,000	Ohio State Building Authority, State Facilities Refunding Revenue Bonds (Series 2010C), 5.00%, 10/1/2016	919,131
2,000,000	Ohio State Building Authority, State Facilities Refunding Revenue Bonds (Series 2010C), 5.00%, 10/1/2018	2,305,340
500,000	Ohio State Higher Educational Facility Commission, Revenue Bonds (Series 2011A), 4.00% (University of Dayton), 12/1/2012	522,065
800,000	Ohio State Higher Educational Facility Commission, Revenue Bonds (Series 2011A), 4.00% (University of Dayton), 12/1/2013	846,440
625,000	Ohio State Higher Educational Facility Commission, Revenue Bonds (Series 2011A), 4.00% (University of Dayton), 12/1/2016	671,281
1,720,000	Ohio State Higher Educational Facility Commission, Revenue Bonds (Series 2011A), 5.00% (University of Dayton), 12/1/2014	1,892,155
1,000,000	Ohio State Higher Educational Facility Commission, Revenue Bonds (Series 2011A), 5.00% (University of Dayton), 12/1/2017	1,124,230
3,000,000	Ohio State University, 5.00%, 12/1/2013	3,308,010
	TOTAL	36,817,133
Annual Shareholder Report

Principal Amount			Value
		Oklahoma – 2.7%
$5,000,000		Grand River Dam Authority, OK, Refunding Revenue Bonds (Series 2002A), 5.00% (Assured Guaranty Municipal Corp. INS), 6/1/2012	5,210,750
1,580,000		Oklahoma County, OK Finance Authority, Educational Facilities Lease Revenue Bonds (Series 2010), 4.00% (Putnam City Public Schools), 3/1/2013	1,648,840
3,065,000		Oklahoma State Capital Improvement Authority, State Facilities Refunding Revenue Bonds (Series 2010A), 5.00% (Oklahoma State), 7/1/2016	3,573,729
3,150,000		Oklahoma State Capital Improvement Authority, State Facilities Refunding Revenue Bonds (Series 2010A), 5.00% (Oklahoma State), 7/1/2017	3,687,075
2,600,000		Tulsa County, OK Industrial Authority, Educational Facilities Lease Revenue Bonds (Series 2011), 5.00% (Broken Arrow Public Schools), 9/1/2019	2,933,996
		TOTAL	17,054,390
		Pennsylvania – 6.7%
4,300,000	[3]	Allegheny County, PA HDA, Adjustable Rate Hospital Revenue Bonds (Series 2010F), 1.14% (UPMC Health System), 5/15/2038	4,284,993
4,125,000		Allegheny County, PA HDA, Revenue Bonds (Series 2010A), 5.00% (UPMC Health System), 5/15/2015	4,637,119
160,000		Allegheny County, PA IDA, Lease Revenue Bonds (Series 2006), 4.50% (Residential Resources Inc. Project), 9/1/2011	160,478
1,000,000		Allegheny County, PA Port Authority, Special Revenue Transportation Refunding Bonds (Series 2011), 5.00%, 3/1/2017	1,124,820
1,000,000		Pennsylvania EDFA, (Series B), 1.50% TOBs (Republic Services, Inc.), Mandatory Tender 7/1/2011	1,000,000
2,000,000		Pennsylvania EDFA, Exempt Facilities Revenue Refunding Bonds (Series 2009A), 3.00% TOBs (PPL Energy Supply, LLC), Mandatory Tender 9/1/2015	2,021,880
1,000,000		Pennsylvania EDFA, Exempt Facilities Revenue Refunding Bonds (Series 2009B), 3.00% TOBs (PPL Energy Supply, LLC), Mandatory Tender 9/1/2015	1,010,940
1,215,000		Pennsylvania EDFA, Solid Waste Disposal Revenue Bonds (Series 2006), 2.75% (Waste Management, Inc.), 9/1/2013	1,227,648
2,795,000		Pennsylvania EDFA, Solid Waste Disposal Revenue Bonds, 2.625% TOBs (Waste Management, Inc.), Mandatory Tender 12/3/2012	2,825,298
1,250,000		Pennsylvania HFA, SFM Revenue Bonds (Series 2011-112), 5.00%, 10/1/2015	1,407,013
1,250,000		Pennsylvania HFA, SFM Revenue Bonds (Series 2011-112), 5.00%, 10/1/2016	1,411,563
4,000,000		Pennsylvania Intergovernmental Coop Authority, Special Tax Revenue Refunding Bonds (Series 2010), 5.00%, 6/15/2015	4,560,400
Annual Shareholder Report

Principal Amount			Value
$3,000,000		Pennsylvania Intergovernmental Coop Authority, Special Tax Revenue Refunding Bonds (Series 2010), 5.00%, 6/15/2016	3,485,100
1,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2008B), 5.00% (University of Pennsylvania Health System), 8/15/2013	1,083,550
3,970,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2010A), 5.00% (UPMC Health System), 5/15/2014	4,380,299
4,250,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2010E), 5.00% (UPMC Health System), 5/15/2015	4,777,637
1,000,000		Philadelphia, PA Airport System, Airport Revenue Bonds (Series 2010A), 5.00%, 6/15/2015	1,103,020
1,165,000		Philadelphia, PA Airport System, Airport Revenue Bonds (Series 2010A), 5.00%, 6/15/2017	1,304,532
		TOTAL	41,806,290
		South Carolina – 2.7%
1,000,000		Piedmont Municipal Power Agency, SC, Electric Refunding Revenue Bonds (Series 2010A-2), 5.00%, 1/1/2018	1,119,240
2,000,000		Piedmont Municipal Power Agency, SC, Electric Revenue Refunding Bonds (Series 2009A-2), 5.00%, 1/1/2015	2,214,880
5,000,000		Piedmont Municipal Power Agency, SC, Refunding Revenue Bonds (Series 2008A-3), 5.00%, 1/1/2016	5,603,900
2,000,000		Richland County, SC, Environmental Improvement Revenue & Refunding Bonds (Series 2007A), 4.60% (International Paper Co.), 9/1/2012	2,060,120
5,950,000	[3]	South Carolina Jobs-EDA, Hospital Revenue Bonds (Floating Rate Notes), 0.84% TOBs (Palmetto Health Alliance), Mandatory Tender 8/1/2013	5,843,257
		TOTAL	16,841,397
		Tennessee – 1.9%
1,000,000		Memphis, TN Electric System, Subordinate Revenue Refunding Bonds (Series 2010), 5.00%, 12/1/2014	1,134,670
750,000		Memphis, TN Electric System, Subordinate Revenue Refunding Bonds (Series 2010), 5.00%, 12/1/2015	868,838
4,000,000		Metropolitan Government Nashville & Davidson County, TN, UT GO Refunding Bonds (Series 2010D), 5.00%, 7/1/2016	4,691,280
3,000,000		Metropolitan Nashville, TN Airport Authority, Airport Improvement Refunding Revenue Bonds (Series 2010B), 4.00% (Assured Guaranty Municipal Corp. INS), 7/1/2013	3,178,320
2,000,000		Metropolitan Nashville, TN Airport Authority, Airport Improvement Refunding Revenue Bonds (Series 2010B), 4.00% (Assured Guaranty Municipal Corp. INS), 7/1/2015	2,174,040
		TOTAL	12,047,148
Annual Shareholder Report

Principal Amount		Value
	Texas – 4.7%
$1,165,000	Bryan, TX, Revenue Refunding Bonds (Series 2010), 3.00% (Bryan, TX Electric System), 7/1/2013	1,167,249
1,275,000	Bryan, TX, Revenue Refunding Bonds (Series 2010), 5.00% (Bryan, TX Electric System), 7/1/2016	1,322,889
2,000,000	Dallas, TX, LT GO Refunding Bonds (Series 2010C), 5.00%, 2/15/2016	2,323,280
1,000,000	Dallas, TX, LT GO Refunding Bonds (Series 2010C), 5.00%, 2/15/2017	1,171,900
2,000,000	Harris County, TX Cultural Education Facilities Finance Corp., Revenue Bonds (Series 2008B), 5.25% (Methodist Hospital, Harris County, TX), 12/1/2014	2,268,180
1,000,000	Houston, TX Airport System, Senior Lien Revenue & Refunding Bonds (Series 2009A), 5.00%, 7/1/2015	1,123,050
2,375,000	Houston, TX Combined Utility System, First Lien Revenue Refunding Bonds (Series 2010C), 4.00%, 11/15/2016	2,669,381
1,790,000	Houston, TX Combined Utility System, First Lien Revenue Refunding Bonds (Series 2010C), 5.00%, 11/15/2016	2,103,733
3,000,000	Mission, TX Economic Development Corp., Solid Waste Disposal Revenue Bonds (Series 2006), 3.75% TOBs (Waste Management, Inc.), Mandatory Tender 6/1/2015	3,081,450
1,000,000	San Antonio, TX Water System, Junior Lien Revenue Refunding Bonds (Series 2010), 3.00%, 5/15/2013	1,044,890
2,600,000	Texas State Public Finance Authority, UT GO Refunding Bonds (Series 2010A), 5.00% (Texas State), 10/1/2016	3,073,096
3,105,000	Texas State Public Finance Authority, UT GO Refunding Bonds (Series 2010A), 5.00% (Texas State), 10/1/2017	3,683,958
2,000,000	Texas State Transportation Commission, Mobility Fund Revenue Bonds (Series 2006), 5.00% (Texas State), 4/1/2012	2,072,860
1,110,000	Texas State, College Student Loan Bonds (Series 2010), 5.00%, 8/1/2014	1,254,189
1,000,000	Titus County, TX Fresh Water Supply District No. 1, PCR Revenue Refunding Bonds (Series 2008), 4.50% (Southwestern Electric Power Co.), 7/1/2011	1,000,090
	TOTAL	29,360,195
	Utah – 1.5%
1,000,000	Intermountain Power Agency, UT, Subordinated Power Supply Revenue Refunding Bonds (Series 2008A), 5.25%, 7/1/2013	1,085,630
1,000,000	Intermountain Power Agency, UT, Subordinated Power Supply Revenue Refunding Bonds (Series 2008A), 5.50%, 7/1/2014	1,079,870
1,350,000	Riverton, UT Hospital Revenue Authority, Hospital Revenue Bonds (Series 2009), 5.00% (IHC Health Services, Inc.), 8/15/2015	1,541,781
5,000,000	Utah State, UT GO Bonds (Series 2009C), 5.00%, 7/1/2017	5,935,000
	TOTAL	9,642,281
Annual Shareholder Report

Principal Amount		Value
	Virginia – 2.7%
$3,750,000	Covington, VA, GO BANs, 3.375%, 12/1/2012	3,786,038
2,000,000	Louisa, VA IDA, PCR Refunding Bonds (Series 2008C), 5.00% TOBs (Virginia Electric & Power Co.), Mandatory Tender 12/1/2011	2,033,320
1,800,000	Norton, VA, Refunding UT GO Bonds (Series 2010), 3.00%, 1/1/2015	1,825,326
3,500,000	Pittsylvania County, VA, UT GO School Refunding Notes (Series 2010A), 3.50%, 7/15/2013	3,507,840
1,000,000	Virginia Peninsula Port Authority, Revenue Refunding Bonds (Series 2003), 5.00% TOBs (Dominion Terminal Associates)/(Dominion Resources, Inc. GTD), Mandatory Tender 10/1/2011	1,008,120
3,000,000	Virginia State, Refunding UT GO Bonds (Series 2004B), 5.00%, 6/1/2012	3,131,970
1,430,000	York County, VA EDA, PCR Refunding Bonds (Series 2009A), 4.05% TOBs (Virginia Electric & Power Co.), Mandatory Tender 5/1/2014	1,514,341
	TOTAL	16,806,955
	Washington – 1.8%
2,170,000	Chelan County, WA Public Utility District No. 1, Consolidated System Subordinate Revenue Notes (Series 2008A), 5.00%, 7/1/2013	2,348,678
1,000,000	Seattle, WA Municipal Light & Power, Refunding Revenue Bonds (Series 2010B), 5.00%, 2/1/2016	1,158,060
1,000,000	Seattle, WA Municipal Light & Power, Refunding Revenue Bonds (Series 2010B), 5.00%, 2/1/2017	1,167,180
2,500,000	Snohomish County, WA Public Utility District No. 1, Generation System Revenue Refunding Bonds, 5.00%, 12/1/2013	2,760,500
2,500,000	Snohomish County, WA Public Utility District No. 1, Generation System Revenue Refunding Bonds, 5.00%, 12/1/2014	2,837,575
1,105,000	Washington State Higher Education Facilities Authority, Revenue Refunding Bonds (Series 2006), 5.00% (Pacific Lutheran University)/(Radian Asset Assurance, Inc. INS), 11/1/2012	1,140,448
	TOTAL	11,412,441
	West Virginia – 1.0%
1,000,000	West Virginia EDA, PCR Refunding Bonds (Series 2008C), 4.85% TOBs (Appalachian Power Co.), Mandatory Tender 9/4/2013	1,060,500
5,000,000	West Virginia EDA, Solid Waste Disposal Facilities Revenue Bonds (Series 2010A), 3.125% TOBs (Ohio Power Co.), Mandatory Tender 4/1/2015	5,082,400
	TOTAL	6,142,900
	Wisconsin – 1.1%
1,075,000	Wisconsin Health & Educational Facilities Authority, Revenue Bonds (Series 2010A), 5.00% (Aurora Health Care, Inc.), 4/15/2013	1,130,491
1,200,000	Wisconsin State Clean Water, Revenue Bonds (Series 1), 3.00%, 6/1/2012	1,230,420
Annual Shareholder Report

Principal Amount			Value
$865,000		Wisconsin State Clean Water, Revenue Bonds (Series 1), 3.00%, 6/1/2013	906,684
350,000		Wisconsin State HEFA, Revenue Bonds, Series 2006A, 5.00% (Marshfield Clinic), 2/15/2012	356,640
425,000		Wisconsin State HEFA, Revenue Bonds, Series 2006A, 5.00% (Marshfield Clinic), 2/15/2013	442,238
2,500,000		Wisconsin State, GO Refunding Bonds (Series 2011-1), 5.00%, 5/1/2016	2,905,775
		TOTAL	6,972,248
		Wyoming – 0.6%
3,650,000		Albany County, WY, PCRBs (Series 1985), 2.25% TOBs (Union Pacific Railroad Co.)/(Union Pacific Corp. GTD), Optional Tender 12/1/2011	3,682,777
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $579,738,276)	590,890,491
		SHORT-TERM MUNICIPALS – 5.7%[4]
		New York – 3.8%
24,000,000		New York City, NY, (Fiscal 2008 Subseries L-5) Daily VRDNs (Dexia Credit Local LIQ), 2.000%, 7/1/2011	24,000,000
		Puerto Rico – 0.5%
2,995,000	[1,2]	Puerto Rico Highway and Transportation Authority, DCL Floater Certificates (Series 2008-008) Weekly VRDNs (Assured Guaranty Municipal Corp. INS)/(Dexia Credit Local LIQ), 2.600%, 7/7/2011	2,995,000
		Tennessee – 0.3%
2,000,000		McMinn County, TN IDB, (Series 2006) Weekly VRDNs (Tennessee Wesleyan College)/(Regions Bank, Alabama LOC), 1.310%, 7/7/2011	2,000,000
		Virginia – 1.1%
5,000,000		Fairfax County, VA IDA, (Series 2005A-1) Weekly VRDNs (Inova Health System)/(TD Bank, N.A. LIQ), 0.050%, 7/6/2011	5,000,000
2,000,000		Loudoun County, VA IDA, (Series 2003A) Weekly VRDNs (Howard Hughes Medical Institute), 0.060%, 7/6/2011	2,000,000
		TOTAL	7,000,000
		TOTAL SHORT-TERM MUNICIPALS (AT AMORTIZED COST)	35,995,000
		TOTAL MUNICIPAL INVESTMENTS — 100.1% (IDENTIFIED COST $615,733,276)[5]	626,885,491
		OTHER ASSETS AND LIABILITIES - NET — (0.1)%[6]	(546,096)
		TOTAL NET ASSETS — 100%	$626,339,395

Annual Shareholder Report

At June 30, 2011, the Fund held no securities that are subject to the federal alternative minimum tax (AMT).

1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At June 30, 2011, these restricted securities amounted to $11,035,320, which represented 1.8% of total net assets.
2	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At June 30, 2011, this liquid restricted security amounted to $2,995,000, which represented 0.5% of total net assets.
3	Floating rate note with current rate shown.
4	Current rate and next reset date shown for Variable Rate Demand Notes.
5	The cost of investments for federal tax purposes amounts to $615,644,019.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at June 30, 2011.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of June 30, 2011, all investments of the Fund utilized Level 2 inputs in valuing the Fund's assets carried at fair value.

Annual Shareholder Report

The following acronyms are used throughout this portfolio:

AMBAC	— American Municipal Bond Assurance Corporation
BANs	— Bond Anticipation Notes
CDA	— Community Development Authority
COL	— Collateralized
COP	— Certificate of Participation
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
FGIC	— Financial Guaranty Insurance Company
GO	— General Obligation
GTD	— Guaranteed
HDA	— Hospital Development Authority
HEFA	— Health and Education Facilities Authority
HFA	— Housing Finance Authority
IDA	— Industrial Development Authority
IDB	— Industrial Development Bond
IDRB	— Industrial Development Revenue Bond
INS	— Insured
LIQ	— Liquidity Agreement
LOC	— Letter of Credit
LT	— Limited Tax
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PCRBs	— Pollution Control Revenue Bonds
PRF	— Prerefunded
SFM	— Single Family Mortgage
SO	— Special Obligation
TFA	— Transitional Finance Authority
TOBs	— Tender Option Bonds
USDT	— Unified School District
UT	— Unlimited Tax
VRDNs	— Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Assets and Liabilities

June 30, 2011

Assets:
Total investments in securities, at value (identified cost $615,733,276)		$626,885,491
Cash		221,501
Income receivable		6,548,875
Receivable for shares sold		427,896
Receivable for investments sold		5,000
TOTAL ASSETS		634,088,763
Liabilities:
Payable for investments purchased	$4,597,360
Payable for shares redeemed	2,741,015
Income distribution payable	201,584
Payable for shareholder services fee (Note 5)	100,250
Payable for distribution services fee (Note 5)	53,831
Accrued expenses	55,328
TOTAL LIABILITIES		7,749,368
Net assets for 61,257,384 shares outstanding		$626,339,395
Net Assets Consist of:
Paid-in capital		$624,404,958
Net unrealized appreciation of investments		11,152,215
Accumulated net realized loss on investments		(9,233,680)
Undistributed net investment income		15,902
TOTAL NET ASSETS		$626,339,395
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($265,062,950 ÷ 25,923,919 shares outstanding), no par value, unlimited shares authorized		$10.22
Offering price per share (100/99.00 of $10.22)		$10.32
Redemption proceeds per share		$10.22
Institutional Shares:
Net asset value per share ($316,571,714 ÷ 30,961,158 shares outstanding), no par value, unlimited shares authorized		$10.22
Offering price per share		$10.22
Redemption proceeds per share		$10.22
Institutional Service Shares:
Net asset value per share ($44,704,731 ÷ 4,372,307 shares outstanding), no par value, unlimited shares authorized		$10.22
Offering price per share		$10.22
Redemption proceeds per share		$10.22

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Operations

Year Ended June 30, 2011

Investment Income:
Interest			$16,241,667
Expenses:
Investment adviser fee (Note 5)		$2,741,493
Administrative fee (Note 5)		535,765
Custodian fees		24,753
Transfer and dividend disbursing agent fees and expenses		126,178
Directors'/Trustees' fees		14,061
Auditing fees		23,524
Legal fees		6,889
Portfolio accounting fees		160,250
Distribution services fee (Note 5)		972,284
Shareholder services fee (Note 5)		1,338,212
Account administration fee (Note 2)		50,540
Share registration costs		108,627
Printing and postage		50,881
Insurance premiums		5,688
Miscellaneous		10,237
TOTAL EXPENSES		6,169,382
Waivers and Reimbursements:
Waiver of investment adviser fee (Note 5)	$(601,386)
Waiver of administrative fee (Note 5)	(14,195)
Waiver of distribution services fee (Note 5)	(106,913)
Reimbursement of shareholder services fee (Note 5)	(417,625)
Reimbursement of account administration fee (Note 2)	(4,809)
TOTAL WAIVERS AND REIMBURSEMENTS		(1,144,928)
Net expenses			5,024,454
Net investment income			11,217,213
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(771,285)
Net change in unrealized appreciation of investments			3,359,768
Net realized and unrealized gain on investments			2,588,483
Change in net assets resulting from operations			$13,805,696

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended June 30	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income	$11,217,213	$7,559,550
Net realized loss on investments	(771,285)	(600,868)
Net change in unrealized appreciation/depreciation of investments	3,359,768	6,222,719
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	13,805,696	13,181,401
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(4,763,387)	(2,064,528)
Institutional Shares	(5,614,643)	(5,010,106)
Institutional Service Shares	(714,831)	(492,448)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(11,092,861)	(7,567,082)
Share Transactions:
Proceeds from sale of shares	399,826,194	613,095,456
Net asset value of shares issued to shareholders in payment of distributions declared	8,738,281	5,191,704
Cost of shares redeemed	(440,905,669)	(213,546,889)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(32,341,194)	404,740,271
Change in net assets	(29,628,359)	410,354,590
Net Assets:
Beginning of period	655,967,754	245,613,164
End of period (including undistributed (distributions in excess of) net investment income of $15,902 and $(24,320), respectively)	$626,339,395	$655,967,754

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Notes to Financial Statements

June 30, 2011

1. Organization

Federated Short-Intermediate Duration Municipal Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund offers three classes of shares: Class A Shares, Institutional Shares and Institutional Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide dividend income which is exempt from federal regular income tax. The Fund pursues this investment objective by investing in a portfolio of tax exempt securities with a dollar-weighted average portfolio duration of less than five years. Interest income from the Fund's investments normally will be exempt from federal regular income tax and also normally (except in certain circumstances described in the Fund's Prospectus) will not be subject to the federal AMT for individuals and corporations, but may be subject to state and local taxes.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), which approximates market value.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Annual Shareholder Report

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services, shareholder services and account administration fees.

Annual Shareholder Report

For the year ended June 30, 2011, account administration fees for the Fund were as follows:

	Account Administration Fees Incurred	Account Administration Fees Reimbursed
Institutional Shares	$4,809	$4,809
Institutional Service Shares	45,731	—
TOTAL	$50,540	$4,809

Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted using the effective interest rate method.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended June 30, 2011, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of June 30, 2011, tax years 2008 through 2011 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.

Annual Shareholder Report

Additional information on restricted securities, excluding securities purchased under Rule 144A, if applicable, that have been deemed liquid by the Trustees, held by the Fund at June 30, 2011, is as follows:

Security	Acquisition Date	Cost	Market Value
California Municipal Finance Authority, Solid Waste Disposal Revenue Bonds (Series 2009A), 2.375% TOBs (Waste Management, Inc.), Mandatory Tender 2/1/2013	1/27/2010	$8,000,000	$8,040,320

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. Shares of Beneficial Interest

The following tables summarize share activity:

Year Ended June 30	2011		2010
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	22,208,674	$226,281,244	38,000,628	$384,755,117
Shares issued to shareholders in payment of distributions declared	430,444	4,367,185	171,719	1,737,097
Shares redeemed	(28,474,131)	(288,042,479)	(10,820,123)	(109,504,539)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(5,835,013)	$(57,394,050)	27,352,224	$276,987,675
Year Ended June 30	2011		2010
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	14,867,148	$150,979,606	19,387,483	$195,817,448
Shares issued to shareholders in payment of distributions declared	390,227	3,960,544	308,248	3,113,085
Shares redeemed	(13,090,371)	(132,473,647)	(9,131,149)	(92,219,291)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	2,167,004	$22,466,503	10,564,582	$106,711,242
Annual Shareholder Report

Year Ended June 30	2011		2010
Institutional Service Shares:	Shares	Amount	Shares	Amount
Shares sold	2,216,815	$22,565,344	3,214,458	$32,522,891
Shares issued to shareholders in payment of distributions declared	40,450	410,552	33,824	341,522
Shares redeemed	(2,012,350)	(20,389,543)	(1,167,612)	(11,823,059)
NET CHANGE RESULTING FROM INSTITUTIONAL SERVICE SHARE TRANSACTIONS	244,915	$2,586,353	2,080,670	$21,041,354
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(3,423,094)	$(32,341,194)	39,997,476	$404,740,271

4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization on debt securities and expiration of capital loss carryforwards.

For the year ended June 30, 2011, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(932,531)	$(84,130)	$1,016,661

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended June 30, 2011 and 2010, was as follows:

	2011	2010
Tax-exempt income	$11,092,861	$7,567,082

As of June 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$15,902
Net unrealized appreciation	$11,241,472
Capital loss carryforwards and deferrals	$(9,322,937)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.

Annual Shareholder Report

At June 30, 2011, the cost of investments for federal tax purposes was $615,644,019. The net unrealized appreciation of investments for federal tax purposes was $11,241,472. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $11,689,907 and net unrealized depreciation from investments for those securities having an excess of cost over value of $448,435.

At June 30, 2011, the Fund had a capital loss carryforward of $8,532,248 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax.

Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2012	$150,771
2013	$963,963
2014	$458,259
2015	$983,114
2016	$337,524
2017	$2,201,047
2018	$2,870,784
2019	$566,786

Capital loss carryforwards of $932,531 expired during the year ended June 30, 2011.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of June 30, 2011, for federal income tax purposes, post October losses of $790,689 were deferred to July 1, 2011.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

5. Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.40% of the Fund's average daily net assets. Under the investment advisory contract, which is subject to annual review by the Trustees, the Adviser will reimburse the amount, limited to the amount of the advisory fee, by which the Fund's Institutional Shares aggregate annual operating expenses, including the investment advisory fee, but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Fund and its shares under federal and state laws and regulations, expenses of withholding taxes and extraordinary expenses, exceed 0.45% of its average daily net assets. To comply with the 0.45% limitation Annual Shareholder Report imposed under the investment advisory contract, the Adviser may waive its advisory fee and/or reimburse its advisory fee or other Fund expenses, affiliates of the Adviser may waive, reimburse or reduce amounts otherwise included in the aggregate annual operating expenses of the Fund, or there may be a combination of waivers, reimbursements and/or reductions by the Adviser and its affiliates. The amount that the Adviser waives/reimburses under the investment advisory contract will be reduced to the extent that affiliates of the Adviser waive, reimburse or reduce amounts that would otherwise be included in the aggregate annual operating expenses of the Fund. In addition, subject to the terms described in the Expense Limitation note, the Adviser may also voluntarily choose to waive any portion of its fee. For the year ended June 30, 2011, the Adviser waived $601,386 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended June 30, 2011, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $14,195 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Institutional Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Institutional Service Shares	0.25%

Annual Shareholder Report

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended June 30, 2011, distribution services fees for the Fund were as follows:

	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class A Shares	$865,371	$ —
Institutional Service Shares	106,913	(106,913)
TOTAL	$972,284	$(106,913)

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended June 30, 2011, FSC retained $6,728 of fees paid by the Fund.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended June 30, 2011, FSC retained $209 in sales charges from the sale of Class A Shares.

Shareholder Services Fee

The Fund may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Institutional Shares and Institutional Service Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended June 30, 2011, Service Fees for the Fund were as follows:

	Service Fees Incurred	Service Fees Reimbursed
Class A Shares	$865,370	$ —
Institutional Shares	417,625	(417,625)
Institutional Service Shares	55,217	—
TOTAL	$1,338,212	$(417,625)

For the year ended June 30, 2011, FSSC did not receive any fees paid by the Fund.

Expense Limitation

In addition to the contractual fee waiver described under “Investment Adviser Fee” above with regard to the Fund's Institutional Shares, effective September 1, 2011, the Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Institutional Shares, and Institutional Service Shares (after the voluntary waivers and reimbursements) will not exceed 0.97%, 0.47% and 0.71% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) September 1, 2012; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

Annual Shareholder Report

Interfund Transactions

During the year ended June 30, 2011, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $183,905,000 and $296,356,029, respectively.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. Investment Transactions

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended June 30, 2011, were as follows:

Purchases	$329,112,915
Sales	$233,888,422

7. Line of Credit

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of June 30, 2011, there were no outstanding loans. During the year ended June 30, 2011, the Fund did not utilize the LOC.

8. Interfund Lending

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of June 30, 2011, there were no outstanding loans. During the year ended June 30, 2011, the program was not utilized.

9. SUBSEQUENT EVENTS

On June 1, 2011, a supplement to the Fund's Prospectus and Statement of Additional Information was filed to indicate that the word “Institutional” will be removed from the Fund's Institutional Service Shares effective September 30, 2011.

Management has evaluated subsequent events through the date the financial statements were issued and determined that no additional events have occurred that require disclosure.

10. Federal Tax Information (unaudited)

For the year ended June 30, 2011, 100% of the distributions from net investment income is exempt from federal income tax, other than the federal AMT.

Annual Shareholder Report

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF Trustees and ShareholDers of Federated Short-intermediate duration municipal Trust:

We have audited the accompanying statement of assets and liabilities of Federated Short-Intermediate Duration Municipal Trust (the “Fund”), including the portfolio of investments, as of June 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Short-Intermediate Duration Municipal Trust, at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 23, 2011

Annual Shareholder Report

Board of Trustees and Trust Officers

The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2010, the Trust comprised one portfolio(s), and the Federated Fund Family consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

Interested Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: May 1981	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.

Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Began serving: October 1999	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Trustee Began serving: October 1999	Principal Occupation: Director or Trustee of the Federated Fund Family.

Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).

Previous Position: Partner, Andersen Worldwide SC.

Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 Trustee Began serving: March 1999	Principal Occupation: Director or Trustee of the Federated Fund Family.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.

Previous Position: Pennsylvania Superior Court Judge.

Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: November 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Qualifications: Business management, mutual fund services and director experience.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: March 1999	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Family; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).

Qualifications: Banking, business management, education and director experience.
R. James Nicholson Birth Date: February 4, 1938 Trustee Began serving: March 2008	Principal Occupations: Director or Trustee of the Federated Fund Family; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Qualifications: Legal, government, business management and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).

Qualifications: Business management, mutual fund, director and investment experience.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: March 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

Qualifications: Business management and director experience.
James F. Will Birth Date: October 12, 1938 Trustee Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Director, Alleghany Corporation; Trustee, Wheeling Jesuit University; Director, Liberty Tire Recycling.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

Qualifications: Business management, education and director experience.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: May 1981	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: May 1981	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Family; Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mary Jo Ochson was named Chief Investment Officer of tax-exempt, fixed-income products in 2004 and Chief Investment Officer of Tax-Free Money Markets in 2010. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson has received the Chartered Financial Analyst designation and holds an M.B.A. in Finance from the University of Pittsburgh.
Jeff A. Kozemchak Birth Date: January 15, 1960 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Jeff A. Kozemchak has been the Fund's Portfolio Manager since June 1996. He is Vice President of the Trust. Mr. Kozemchak joined Federated in 1987 and has been a Senior Portfolio Manager since 1996 and a Senior Vice President of the Fund's Adviser since 1999. He was a Portfolio Manager until 1996 and a Vice President of the Fund's Adviser from 1993 to 1998. Mr. Kozemchak has received the Chartered Financial Analyst designation and holds an M.S. in Industrial Administration from Carnegie Mellon University in 1987.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract – May 2011

federated short-intermediate duration municipal trust (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2011. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

Annual Shareholder Report

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar Annual Shareholder Report mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the Evaluation. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees Annual Shareholder Report and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution or elimination of these voluntary waivers.

Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation information unreliable. The allocation information was considered in the analysis by the Board but was determined to be of limited use.

The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the Evaluation, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer noted that, considering the totality of the circumstances, and all of the factors referenced within his Evaluation, he had concluded that, subject to comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds are reasonable and that Federated appeared to provide appropriate administrative Annual Shareholder Report services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the home page, select “View All” next to “Find Products.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Proxy Voting Record Report (Form N-PX).” Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's website at FederatedInvestors.com. From the home page, select “View All” next to “Find Products.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Form N-Q.”

Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Short-Intermediate Duration Municipal Trust
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313907305
Cusip 313907107
Cusip 313907206

37173 (8/11)

Federated is a registered trademark of Federated Investors, Inc.
2011  © Federated Investors, Inc.

Item 2.                      Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Nicholas P. Constantakis, Charles F. Mansfield, Jr., Thomas M. O'Neill and John S. Walsh.

Item 4.                      Principal Accountant Fees and Services

(a)           Audit Fees billed to the registrant for the two most recent fiscal years:
Fiscal year ended 2011 – $23,500
Fiscal year ended 2010 - $23,500

(b)                      Audit-Related Fees billed to the registrant for the two most recent fiscal years:
Fiscal year ended 2011 - $24
Fiscal year ended 2010 - $31
Travel to Audit Committee Meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)                       Tax Fees billed to the registrant for the two most recent fiscal years:
Fiscal year ended 2011- $0
Fiscal year ended 2010- $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)                      All Other Fees billed to the registrant for the two most recent fiscal years:
Fiscal year ended 2011- $0
Fiscal year ended 2010- $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1)                      Audit Committee Policies regarding Pre-approval of Services.
The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES
The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.
In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES
The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES
With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)                      The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)                      Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)                      Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS
Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES
Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)                      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)
Fiscal year ended 2011– 0%
Fiscal year ended 2010- 0%
Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)
Fiscal year ended 2011– 0%
Fiscal year ended 2010– 0%
Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)
Fiscal year ended 2011– 0%
Fiscal year ended 2010– 0%
Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)                      NA

(g)                      Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2011- $325,595
Fiscal year ended 2010- $393,076

(h)                      The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.                      Audit Committee of Listed Registrants

Not Applicable

Item 6.                      Schedule of Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.                                Submission of Matters to a Vote of Security Holders

No changes to report.

Item 11.                                Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                                Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Federated Short-Intermediate Duration Municipal Trust

By	/S/ Richard A. Novak

Richard A. Novak, Principal Financial Officer

Date	August 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ John B. Fisher

John B. Fisher, Principal Executive Officer

Date	August 8, 2011

By	/S/ Richard A. Novak

Richard A. Novak, Principal Financial Officer

Date	August 8, 2011